Income Taxes	12 Months Ended
Aug. 31, 2023
Income Taxes [Abstract]
Income Taxes
3.	Income Taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain arising in Cayman Islands. Additionally, upon payments of dividends to its shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands

Under the current laws of the British Virgin Islands, BVI incorporated companies are not subject to tax on income or capital gains. In addition, upon payments of dividends by the company to its shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

Hong Kong incorporated companies are subject to Hong Kong profits tax of 16.5% on the activities conducted in Hong Kong. No provision for Hong Kong profits tax was made in the consolidated financial statements as it had no assessable income for the years ended August 31, 2021, 2022 and 2023.